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                                                                   Exhibit 99.4



                                 FIRST AMENDMENT
                                       to
                 RIGHTS AGREEMENT DATED AS OF NOVEMBER 25, 1986
                 ----------------------------------------------


                WHEREAS, Bird Incorporated (the "Company") entered into a Rights Agreement dated as of November 25, 1986 (the "Rights Agreement") with The First National Bank of Boston (the "Rights Agent");

                WHEREAS, the Company is a party to an Agreement of Reorganization and Plan of Merger dated as of April 17, 1990 (the "Reorganization Agreement") by and among the Company, BI Sub Inc., and Bird Corporation (the "Holding Company"), pursuant to which, effective as of May 24, 1990 (the "Effective Time"), the Company has become a wholly owned subsidiary of the Holding Company and outstanding shares of the Company's common stock have been converted into shares of the Holding Company's common stock on a share-for-share basis; and

                WHEREAS, Section 26 of the Rights Agreement provides that the Company and the Rights Agent may from time to time supplement or amend the Rights Agreement; and

                WHEREAS, the Company and the Rights Agent desire to amend the Rights Agreement as hereinafter set forth to implement the provisions of the Reorganization Agreement;

                NOW, THEREFORE, the Rights Agreement is hereby amended as follows:

                1. At the Effective Time, the Holding Company shall assume the Company's rights and obligations under the Rights Agreement, and from and after the Effective Time the term "Company" as used throughout the Rights Agreement shall mean Bird Corporation.

                2. Each right to purchase common stock of Bird Incorporated issued pursuant to the Rights Agreement shall be converted into and become a right to purchase an equal number or amount of shares of the Holding Company's common stock at the same exercise price and on the same terms and conditions as applicable immediately prior to the Effective Time.

                3. The Holding Company will reserve, for purposes of issuance pursuant to the Rights Agreement, a number of shares of the Holding Company's common stock equal to the number of









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shares of the Company's common stock reserved by the Company for such purpose immediately prior to the Effective Time.

                4. Except as provided herein, the Rights Agreement shall remain in effect in accordance with its terms and shall not be changed as a result of the Reorganization Agreement.

                IN WITNESS WHEREOF, Bird Incorporated and the Rights Agent have caused this Amendment to be executed by their duly authorized officers as of the 24th day of May, 1990.


                                              BIRD INCORPORATED


                                              By:/s/Frank S. Anthony
                                                 ----------------------------
                                                 Name:  Frank S. Anthony
                                                 Title: Vice President


                                              THE FIRST NATIONAL BANK OF
                                              BOSTON, as Rights Agent


                                              By:/s/ T. Farley, Jr.
                                                 ----------------------------
                                                 Name:  T. Farley, Jr.
                                                 Title: Vice President


                Bird Corporation hereby assumes the Rights Agreement dated as of November 25, 1986 and agrees to be bound by the terms of the Rights Agreement as hereinabove amended.


                                              BIRD CORPORATION


                                              By:/s/ W. A. Krivsky
                                                 ----------------------------
                                                 Name:  W. A. Krivsky
                                                 Title: Vice President